Exhibit 10.34





                  SPEIZMAN INDUSTRIES, INC.

                      November 15, 1994

RESOLUTION


     FURTHER RESOLVED: That, pursuant to the recommendation of the Compensation Committee, the Board of Directors of this Corporation does hereby extend the present bonus plan and order that it be continued in the current fiscal year.



                            (Signature of Josef Sklut)
                        ____________________________________
                              JOSEF SKLUT, Secretary


APPROVED:

(Signature of Robert S. Speizman)
___________________________________
ROBERT S. SPEIZMAN, Chairman

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                            SPEIZMAN INDUSTRIES, INC.

                             SECRETARY'S CERTIFICATE


	I, Josef Sklut, hereby certify that I am a duly elected and qualified Secretary of Speizman Industries, Inc., a Delaware corporation (the "Company"), and that attached hereto is a true and correct copy of a resolution of the Board of Directors of the Company duly adopted by the Board of Directors of the Company in accordance with the bylaws of the Company and the laws of the State of Delaware on the 15th day of November, 1994. This resolution has not been amended, rescinded or modified since its adoption and remains in full force and effect as of the date hereof.

	This 27th day of September, 1995.


                                (Signature of Josef Sklut)
		        	___________________________________
				Josef Sklut, Secretary

[CORPORATE SEAL]

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